United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

January 8, 2016

Date of Report

Q2POWER TECHNOLOGIES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-55148	20-1602779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1858 Cedar Hill Road

Lancaster, OH  43130

 (Address of Principal Executive Offices)

(740) 415-2073

(Registrant’s Telephone Number, including area code)

ANPATH GROUP, INC.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

a)  Previous independent registered public accounting firm:

(i)  On January 11, 2016, the Company informed MaloneBailey LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)  The reports of MaloneBailey on the Company’s financial statements as of and for the fiscal years ended March 31, 2014, and 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)  The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)  During the fiscal years ended March 31, 2015, and 2014, and through the current date, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)  The Company has requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, a copy of which is attached hereto and incorporated herein by reference.  See Item 9.01.

The principal reason for the change in independent registered public accounting firms was the result of the merger with Q2P, and the desire of Q2P’s Board of Directors to continue to use their previous accounting firm.

b) New independent registered public accounting firm:

(1)  On January 8, 2016 the Company engaged EisnerAmper LLP as its new independent registered public accounting firm. During the fiscal years ended December 31, 2014, and 2013, and through the current date, the Company had not consulted with EisnerAmper regarding any of the following:

(i)  The application of accounting principles to a specific transaction, either completed or proposed;

(ii)  The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)  Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(b)  Exhibits.

Exhibit No.

Exhibit Description

16.1

MaloneBailey LLP, letter to SEC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2POWER TECHNOLOGIES INC.

Date:	January 11, 2016	By:	/s/ Christopher Nelson
Christopher Nelson
Chief Executive Officer